Exhibit 10.4

EXECUTION VERSION

INCREMENTAL LOAN ASSUMPTION AGREEMENT

INCREMENTAL LOAN ASSUMPTION AGREEMENT, dated as of July 21, 2016 (this “Agreement”), by and among Credit Suisse AG, London Branch (the “Additional Lender”), CSC HOLDINGS, LLC (as successor by merger to Neptune Finco Corp.) (the “Borrower”), the other LOAN PARTIES identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A. as administrative agent (the “Administrative Agent”) and as security agent (the “Security Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 9, 2015 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Revolving Credit Commitments with banks, financial institutions and other institutional lenders who will become Incremental Revolving Credit Lenders (which, for the avoidance of doubt, may be existing or additional Lenders); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Additional Lender party hereto shall become a Lender pursuant to this Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.             On the date hereof, the Additional Lender hereby agrees to provide the Incremental Revolving Credit Commitment set forth on Schedule 1 hereto pursuant to and in accordance with Section 2.22 of the Credit Agreement.  The Incremental Revolving Credit Commitments provided pursuant to this Agreement shall be subject to all of the terms and conditions in the Credit Agreement and this Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Facility Guaranty, liens and security interests created by the Security Documents.  This Agreement and any other documents executed or delivered in order to give effect to the transactions contemplated hereunder are defined together as the “Incremental Revolving Loan Documents”.

2.             The Additional Lender providing an Incremental Revolving Credit Commitment hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein, in the Credit Agreement and in each other Loan Document, to (a) make Incremental Revolving Loans available to the Borrower denominated in

Dollars (the “Additional Revolving Loans”) from the Incremental Facility Closing Date and prior to the Initial Revolving Credit Commitment Maturity Date and in accordance with Section 2.01(b) and Section 2.03 of the Credit Agreement, (b) purchase participations in L/C Obligations in respect of Letters of Credit in accordance with Section 2.26 of the Credit Agreement and (c) purchase participations in Swing Line Loans in accordance with Section 2.27 of the Credit Agreement (such commitments to make loans and purchase participations together being the “Additional Revolving Commitments”), in each case, in an aggregate principal amount not to exceed its Incremental Revolving Credit Commitment set forth on Schedule 1 hereto.  For the avoidance of doubt, (i) the Additional Lender’s Additional Revolving Commitments shall not exceed the amount specified in Schedule 1 hereto and (ii) the Additional Lender shall not be a Swing Line Lender.

3.             The effectiveness of the Additional Revolving Commitments of the Additional Lender hereunder is subject to the satisfaction of the following conditions:

a.                                      this Agreement shall have been duly executed by the Borrower, the Administrative Agent and the Additional Lender;

b.                                      the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of the date hereof and the Incremental Facility Closing Date (and, for the avoidance of doubt, including in respect of the Incremental Revolving Loan Documents) with the same effect as though made on and as of each such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case, such representation and warranties shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such earlier date;

c.                                       on the Incremental Facility Closing Date and immediately after giving effect to the Incremental Revolving Credit Commitments hereunder, no Default or Event of Default shall occur and be continuing; and

d.                                      the Administrative Agent shall have received:

i.                                          a legal opinion of Ropes & Gray International LLP, New York Counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i) dated on the Incremental Facility Closing Date, (ii) addressed to the Administrative Agent, the Security Agent and the Lenders (including the Additional Lender) and (iii) covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

ii.                                       a copy of a resolution of the board of directors or, if applicable, a committee of the board, or the sole member, managing member,

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general or limited partner, of each Loan Party (A) approving the terms of, and the transactions contemplated by, the Incremental Revolving Loan Documents to which it is a party and resolving that it execute, deliver and perform the Incremental Revolving Loan Documents to which it is a party; (B) authorising a specified person or persons to execute the Incremental Revolving Loan Documents to which it is a party; and (C) authorising a specified person or persons, on its behalf, to sign and/or deliver all documents and notices to be signed and/or delivered by it under or in connection with the Incremental Revolving Loan Documents to which it is a party;

iii.                                    a specimen of the signature of each person authorised by the resolution set forth above in relation to the Incremental Revolving Loan Documents;

iv.                                   a secretary’s certificate of each Loan Party in the form reasonably satisfactory to the Administrative Agent;

v.                                      a certificate dated as of the Incremental Facility Closing Date executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing; and

vi.                                   to the extent not already in possession of the Additional Lender, at least three Business Days prior to the Incremental Facility Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Additional Lender at least 7 days prior to date hereof.

e.                                       All fees and expenses owing to the Administrative Agent and the Additional Lender in respect of the Additional Revolving Commitments shall have been paid.

4.             The Additional Revolving Loans and the Additional Revolving Commitments shall have the same terms and conditions as those applicable to the Initial Revolving Credit Loans and the Initial Revolving Credit Commitments, and in each case, shall constitute the same Class.  Upon the satisfaction of the conditions precedent set forth in Section 3 of this Agreement, (i) the Additional Revolving Loans shall be “Loans”, “Initial Loans”, “Initial Revolving Credit Loans”, “Revolving Credit Loans” and “Incremental Revolving Loans”, as the context may require; (ii) the Additional Revolving Commitments shall be “Commitments”, “Revolving Credit Commitments”, “Initial Revolving Credit Commitments” and “Incremental Revolving Credit Commitments”, as the context may require, and (iii) this Agreement shall be an “Incremental Loan Assumption Agreement” and a “Loan Document”, as the context may require, in each case, for all purposes under the Credit Agreement and the other

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Loan Documents.  The Borrower and the Administrative Agent hereby consent, pursuant to Section 9.04(b) of the Credit Agreement, to the inclusion as a “Lender” of the Additional Lender that is party to this Agreement to the extent such consent would be required pursuant to Section 9.04(b) of the Credit Agreement.  For the avoidance of doubt, the Administrative Agent and the Additional Lender hereby agree that the 10 Business Day minimum period in Section 2.22(a)(ii) of the Credit Agreement shall not apply to the Additional Revolving Commitments.

5.             The Additional Lender hereby agrees to take all actions in accordance with Section 2.22(e) as shall be necessary in order that, after giving effect to all such actions, any Revolving Credit Loans or participations in Swing Line Loans or Letters of Credit will be held by existing Revolving Credit Lenders and the Additional Lender ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of the Additional Revolving Commitments to the Revolving Credit Commitments.

6.             The Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the Intercreditor Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 4.10(a)(1) and (a)(2) of Annex I to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, Revolving Credit Lender and Incremental Revolving Credit Lender.

7.             Upon (i) the execution of a counterpart of this Agreement by the Additional Lender, the Administrative Agent and the Borrower and (ii) the satisfaction of each of the other conditions set forth in Section 3 hereof, the Additional Lender shall become a Lender, a Revolving Credit Lender and an Incremental Revolving Credit Lender under the Credit Agreement and shall have the respective Incremental Revolving Credit Commitments as set forth on Schedule 1 hereto, effective as of the date of satisfaction of clauses (i) and (ii) above (such date being the “Incremental Facility Closing Date” relating to the Additional Revolving Commitments).

8.             For the Additional Lender, delivered herewith to the Administrative Agent or the Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Additional Lender may be required to deliver to the Administrative Agent or the Borrower, as applicable, pursuant to Section 2.20 of the Credit Agreement.

9.             This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

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10.          All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  Notices and other communications to the Additional Lender shall be delivered to the address, facsimile number, electronic mail address or telephone number as set forth below the Additional Lender’s name on the signature pages hereto or at such other address as may be designated by the Additional Lender in a written notice from time to time to the Borrower and the Administrative Agent.

11.          As of the date hereof, this Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

12.          THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

13.          If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.          This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

15.          Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.  This Agreement shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof.

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16.          Subject to any limitation set forth in any Loan Document, each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of liens and security made by such Loan Party pursuant to the Security Documents) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Additional Revolving Commitments hereunder and the Additional Revolving Loans, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including, without limitation, all Obligations resulting from or incurred pursuant to the Additional Revolving Commitments hereunder and the Additional Revolving Loans) pursuant to the Facility Guaranty.

[Remainder of Page Intentionally Left Blank]

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CREDIT SUISSE AG, LONDON BRANCH
as an Additional Lender

By:	/s/ Colin Hely Hutchinson
	Name:	Colin Hely Hutchinson
	Title:	Authorised Signatory

By:	/s/ Garrett Lynskey
	Name:	Garrett Lynskey
	Title:	Authorised Signatory

Notice Address:

Credit Suisse AG, London Branch
Loans Participations
One Cabot Square
London E 14 4QJ

Tel:	+44 20 7888 8364
Fax:	+44 20 7888 8398
E-mail: list.csfbi-loans-grp@credit-suisse.com

[Signature Page to Incremental Loan Assumption Agreement]

CSC HOLDINGS, LLC
as Borrower

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and Chief Financial Officer

[Signature Page to Incremental Loan Assumption Agreement]

1047 E 46TH STREET CORPORATION
151 S. FULTON STREET CORPORATION
2234 FULTON STREET CORPORATION
CABLEVISION LIGHTPATH CT LLC
CABLEVISION LIGHTPATH NJ LLC
CABLEVISION LIGHTPATH, INC.
CABLEVISION OF BROOKHAVEN, INC.
CABLEVISION OF LITCHFIELD, INC.
CABLEVISION OF WAPPINGERS FALLS, INC.
CABLEVISION SYSTEMS BROOKLINE CORPORATION
CABLEVISION SYSTEMS NEW YORK CITY CORPORATION
CSC ACQUISITION - MA, INC.
CSC ACQUISITION CORPORATION
CSC OPTIMUM HOLDINGS, LLC
CSC TECHNOLOGY, LLC
LIGHTPATH VOIP, LLC
NY OV LLC
OV LLC
WIFI CT-NJ LLC
WIFI NY LLC
A-R CABLE SERVICES - NY, INC.
CABLEVISION OF SOUTHERN WESTCHESTER, INC.
PETRA CABLEVISION CORP.
TELERAMA, INC.

By:	/s/ Charles Stewart
Name:	Charles Stewart
Title:	Vice President, Treasurer and Chief Financial Officer

[Signature Page to Incremental Loan Assumption Agreement]

CABLEVISION SYSTEMS BROOKLINE CORPORATION

Managing General Partner of

CABLEVISION OF OSSINING LIMITED PARTNERSHIP

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and Chief Financial Officer

[Signature Page to Incremental Loan Assumption Agreement]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Incremental Loan Assumption Agreement]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Security Agent

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Incremental Loan Assumption Agreement]

Schedule 1

Additional Lender	Initial Loan Commitment	Additional Revolving Loans
Credit Suisse AG, London Branch	—	$35,000,000